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                   AIR  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET

                   (Do not use this form for Multi-Tenant Property)

1.  BASIC PROVISIONS ("BASIC PROVISIONS")

    1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, May 30, 1996, is made by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("LESSOR") and SYNC RESEARCH, INC., a Delaware corporation ("LESSEE"), (collectively the "PARTIES", or individually a "PARTY").

    1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 40 Parker located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property) an approximate 50,205 square foot portion of a larger 70,205 square foot corporate headquarters facility ("PREMISES"). (See Paragraph 2 for further provisions.)

    1.3 TERM: seven (7) years and -0- months ("ORIGINAL TERM") commencing November 15, 1996 ("COMMENCEMENT DATE") and ending November 14, 2003 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

    1.4 EARLY POSSESSION: See Paragraph 65 of Lease Addendum ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

    1.5  BASE RENT: $35,997.00 per month ("BASE RENT"), payable on the first
(1) day of each month commencing November 12, 1996. (See Paragraph 4 for further provisions).

[X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. Also see Paragraph 50 of Lease Addendum.

    1.6 BASE RENT Paid Upon Execution: $35,997.00 as Base Rent for the period first (1st) month of Lease Term.

    1.7 SECURITY DEPOSIT: $35,997.00 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

    1.8 PERMITTED USE: development, manufacturing, assembly, distribution, marketing and support of networking products and related office and warehouse space. (See Paragraph 6 for further provisions.) Also See Paragraphs 51.1 and
51.2 of Lease Addendum.

    1.9 INSURING PARTY: Lessor is the "INSURING PARTY". (See Paragraph 8 for further provisions.)

    1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): Cushman & Wakefield of California, Inc. represents

[X]  Lessor exclusively ("LESSOR'S BROKER");  [] both Lessor and Lessee, and C.
B. Madison and The Staubach Company represents

[X] Lessee exclusively ("LESSEE'S BROKER"); [] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

    1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by ___________________________________________ ("GUARANTOR"). (See
Paragraph 37 for further provisions.)

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    1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of
Paragraphs  49 through 79 and Exhibits "A" - "C";     A: Site Plan &
Description of Restrictions; B: Space Plan; C: Environmental Questionnaire and Disclosure Statement; all of which constitute a part of this Lease.

2.  PREMISES.

    2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

    2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one hundred and eighty (180) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

    2.3 COMPLIANCE WITH COVENANTS, Restrictions and Building Code. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one hundred and eighty (180) days following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

    2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same

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relate to Lessee's occupancy of the Premises and/or the term of this Lease, and
(c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease. Except as is expressly provided in Paragraph
52.2 of the Lease Addendum, Lessor shall have no obligation after the Commencement to comply with applicable requirements of the Americans with Disabilities Act or similar state or federal requirements, or other building codes and regulations.

3.  TERM.

    3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease areas specified in Paragraph 1.3.

    3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent and Real Property Taxes shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

    3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (1O) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (1O) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.  RENT.     See Paragraphs 50.1 through 50.3 of Lease Addendum.

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5.  SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (1O) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.  USE.

    6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8 and for no other purpose subject to all of the covenants and restrictions set forth in this Lease. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not

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significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

    6.2  HAZARDOUS SUBSTANCES.  See Paragraphs 59 and 60 of Lease Addendum.


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    6.3  LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this
Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW";' which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

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    6.4  INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections. (See Paragraph 79 of Lease Addendum.)

7.  MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
ALTERATIONS.

    7.1  LESSEE'S OBLIGATIONS.

         (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.),
7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense; take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused by Lessee, its agents, employees, contractors or invitees, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee

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or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. See Paragraph 52.2 of Lease Addendum.

         (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

    7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to terminate this Lease by reason of any needed repairs. See Paragraph 52.2 of Lease Addendum. If Lessor should fail to perform any of Lessor's repair and maintenance obligations hereunder, Lessee shall have the right to perform such repair and/or maintenance obligations of Lessor, at Lessor's sole case and expense, in which event Lessor shall reimburse Lessee the reasonable costs thereof. Lessee shall in no event be entitled to set-off any such reimbursement obligation against Base Rent or any other monetary obligations of Lessee hereunder.

    7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

         (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any

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modification of the improvements on the Premises from that which are provided by
Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000,

         (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

         (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay

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Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

    7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

         (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

         (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

         (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.  INSURANCE; INDEMNITY.

    8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

    8.2  LIABILITY INSURANCE.

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         (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence naming the Lessor as an additional insured. In addition, Lessee shall provide excess liability insurance with limits not less than $5,000,000. These policies shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

         (b) Carried By Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

    8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

         (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trustor ground leases on the premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood unless required by a Lender), including Earthquake and coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation.

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If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

         (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

         (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

    8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain all risk property damage insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

    8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "GENERAL POLICYHOLDERS RATING" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "BEST'S INSURANCE GUIDE." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "INSURANCE BINDERS" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

    8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

    8.7 INDEMNITY. Except for Lessor's gross negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. See Paragraph 75 of Lease Addendum.

    8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except for Lessor's gross negligence and/or breach of express warranties, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

    9.1  DEFINITIONS.

         (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

         (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

         (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

         (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

         (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 60 of the Lease Addendum, in, on, or under the Premises.

    9.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds including all deductibles as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

    9.3 PARTIAL DAMAGE-UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor, Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

    9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor or Lessee at such party's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other party such party's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

    9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured and/or Paragraph 9.3 (Partial Damage - Uninsured Loss), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration, except for such damage as was caused by the intentional misconduct or gross negligence of Lessor, its agents, employees or contractors.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the

Premises within ninety (90) days after such obligation shall accrue and/or shall not diligently continue making such repairs or restoration. Lessee may, at any time prior to the commencement of such repair or restoration, or at such time before completion thereof as work on said Repairs has ceased, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced or continued within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

    9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect; but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a). See Paragraph 79 of Lease Addendum.

    9.8 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by

Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

    9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

    10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

    (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

    10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

    10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall bean equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

13. DEFAULT; BREACH; REMEDIES.

    13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

         (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

         (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.

         (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3; (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b); (iii) the recession of an unauthorized assignment or subletting per Paragraph 12.1(b); (iv) a Tenancy Statement per Paragraphs 16 or 37; (v) the subordination or non-subordination of this Lease per Paragraph 30;
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37; (vii) the execution of any document requested under Paragraph 42 (easements); or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period often (10) days following written notice by or on behalf of Lessor to Lessee.

         (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

         (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

         (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

    13.2 REMEDIES: If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission and any unamortized tenant improvement construction costs paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision
(iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

         (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

         (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee or Lessor from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

    13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

    13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within fifteen (15) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount provided, however, if Lessee is fifteen (15) or more days late at any time during any calendar year hereunder, then, for the remainder of such calendar year, said late charge shall be due and payable if any installment of Rent or other sum due from Lessee shall not be received by Lessor within five
(5) days from the date such amount shall be due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

    13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building, unless such taking encompasses parking spaces required in order to satisfy any city or county parking ratios, or unless such taking materially interferes with Lessee's use and enjoyment of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKER'S FEE.

    15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

    See Paragraphs 55 and 56 of Lease Addendum.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. NOTICES.

    23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

    23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

    30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

    30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership,
(ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

    30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NONDISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

    30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "FOR SALE" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "FOR LEASE" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee, except for any damage to Lessee's property or employees, or to the Premises, caused by the intentional misconduct or gross negligence of Lessors.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

    (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

         (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. GUARANTOR.

    37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

    37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.  See Paragraph 58 of Lease Addendum.

    39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

    39.4 EFFECT OF DEFAULT ON OPTIONS.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three
(3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

         (c) All rights of Lessee under the provisions of an option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "UNDER PROTEST" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO
    REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN   INDUSTRIAL
    REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE
    PARTIES   SHALL RELY SOLELY UPON THE ADVICE OF    THEIR OWN COUNSEL AS
    TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at
           --------------------------

on
   -----------------------------------

by LESSOR:

    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,

    a Wisconsin corporation

By
  ------------------------------------

Name Printed: Robert M. Ralls

Title Assistant Regional Manager

By
  ------------------------------------

Name Printed:

Title:
      --------------------------------

Address: 611 West 6th Street, Suite 2100

        Los Angeles, CA 90017

Tel. No. (213) 625-0481   Fax No.(    )
                                  ---  -----------------



Executed at
          ---------------------------

on
  ------------------------------------
by LESSEE:

    SYNC RESEARCH, INC.
    a Delaware corporation
Name Printed:  Ronald J. Scioscia
Title:   Vice President Finance,
         Chief Financial Officer.

By
   -----------------------------------

Name Printed:
            -------------------------

Title:
      --------------------------------

Address:
        ------------------------------

Tel. No. (    )             Fax No. (   )
          ---  ------------          ---  ----------

NOTICE: These forms are often modified to meet changing requirements of law and
industry needs. Always write or call to make sure you    are utilizing the most
current form: American Industrial Real Estate Association, 345 South Figueroa
Street, Suite M-1, Los    Angeles, CA 90071. (213) 687-8777. Fax. No. (213)
687-8616.

Copyright 1990-By American Industrial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission In writing.

FORM 204N-R-12/91

                                    LEASE ADDENDUM


         49. PREMISES SIZE. Lessor and Lessee acknowledge that they have stipulated to the area of the Premises and that the actual size of such area is not subject to dispute. Lessee agrees that Lessor shall have no liability in the event that the size of the Premises is other than the amount specified and Lessee shall have no right to terminate this Lease should such discrepancy be discovered.

         50.  RENT.

              50.1 BASE RENT. Lessee shall pay to Lessor for each calendar month of the Term of the Lease, Base Rent in the amount of $35,997.00, subject to adjustments as provided below, in advance, on the first (1st) day of each calendar month, without abatement, deduction, claim, offset, prior notice or demand. Base Rent and all other rent and charges for any period during the term hereof which is less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Upon execution of this Lease, Lessee shall pay to Lessor $35,997.00, to be applied toward Base Rent for the first month of the Term hereof.

              50.2 ADJUSTMENTS. The Base Rent shall be increased commencing as of the first (1st) day of the twenty-fifth (25th) month and the first day of the forty-ninth (49th) month of the Lease Term (each such date is referred to herein as an "Adjustment Date") by the annual compounded percentage increase in the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for Urban wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside Average, Subgroup "All Items", (1982-1984 = 100) (the "Index") between (i) as to the first Adjustment Date, the last day of the month immediately preceding the first day of the Lease Term, and the last day of the forty-eight (48th) month of the Lease Term, and (ii) as to the second Adjustment Date, the last day of the month immediately preceding the first Adjustment Date, and the last day of the month immediately preceding the second Adjustment Date . Notwithstanding anything to the contrary set forth above, in no event shall the increase in Base Rent on any Adjustment Date be less than three percent (3%), nor more than six percent (6%), compounded annually, of the Base Rent in effect on the last day of the month preceding the applicable Adjustment Date.

              50.3 NO PAYMENT TO LESSEE IF LESSEE IN DEFAULT. In the event of any default by Lessee under any provision of this Lease, then notwithstanding any provision of this Lease to the contrary which requires

Lessor to make any payment to Lessee, Lessor shall not be obligated to make such payment to Lessee, but may instead apply the amount of such payment as follows: first, against Rent or Additional Rent past due; second, against any costs incurred by Lessor to cure any default by Lessee; and third, the balance, if any, shall be paid to Lessee.

         51.  USE OF THE PREMISES.

              51.1 COMPLIANCE. Lessee acknowledges its lease of the Premises is subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto.
Lessee shall not use the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of any duly constituted public authority having jurisdiction over the Premises now in force or which may hereafter by in force, or any covenants, conditions, easements or restrictions now or hereafter encumbering the Premises. Lessee shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment or any other Lessee of Lessor or any occupant of nearby property. Lessee shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Lessor or which may damage the building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other materials or allow such to remain outside the building, except in the enclosed trash areas provided.

              51.2 COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Notwithstanding anything to the contrary set forth in this Paragraph 6.3, if and to the extent modifications or improvements to the structure of the Premises or any portion thereof or to any fire prevention or other emergency system are deemed necessary by any governmental authority or Applicable Law, Lessor shall, at its own cost and expense make such modifications and improvements and Lessee shall cooperate with Lessor in the making of any such modifications or improvements. Notwithstanding the foregoing sentence, Lessor shall not be responsible for the costs and expenses of such modifications or improvements in the event that such improvements or modifications are required as the result of Lessee's use of the Premises or conduct including, but not limited to, Lessee's alterations, improvements or modifications of the Premises. In the event that any alterations, modifications or improvements undertaken by either party pursuant to this Section result in any interruption of the business of Lessee, Lessor shall have no liability to Lessee for such interruption and Lessee shall be limited to such business interruption insurance coverage, if any, as it may elect to carry;

provided, however, that Lessor shall use its best efforts to minimize any interruption of Lessee's business when making such alterations, modifications or improvements.

              51.3 PARKING. During the entire Lease Term, Lessee shall have the right to use all of the approximately 180 parking stalls associated with the Premises as identified on Exhibit "A" hereto, of which 155 are exclusive stalls and 25 are for use in common with other tenants. In addition, Lessee shall have the right to designate up to fifteen percent (15%) of the approximately 155 exclusive parking stalls as visitor or reserved parking.

         52.  ALTERATIONS.

              52.1 LESSEE IMPROVEMENTS. Lessee agrees to construct those certain general purpose interior improvements to the Premises which are set forth in that certain space plan to be mutually agreed upon by Lessor and Lessee not later than June 13, 1996, and to be attached hereto as Exhibit "B" (the "Improvements"). Landlord shall have the right to approve the building plans and specifications for the Improvements prior to commencement of construction, which approval shall not be unreasonably delayed or withheld. Lessor and Lessee estimate that the cost of said Improvements will be approximately $600,000.00 (the "Construction Allowance"), which sum Lessor agrees to contribute to the cost of said construction. The Construction Allowance may be used for all costs associated with the construction of the Improvements, including without limitation space planning, architectural and engineering fees, construction supervision fees, the cost of sealing of tiled floor areas, and building permits. Lessee shall have the right to negotiate a general conditions and fee proposal with a general contractor of Lessee's selection, subject to Lessor's reasonable approval. Said proposal may include building assessment, due diligence review, budgeting, value engineering and scheduling. Lessee shall have the right to utilize a design build approach for the mechanical, electrical, plumbing, fire sprinkler and fire alarm systems. Lessee and its general contractor will competitively bid all subcontractors' work in developing a construction budget. Selection of final subcontractors shall be subject to the reasonable approval of Lessor. Lessee shall be solely responsible for all costs of said Improvements in excess of $600,000.00. Lessee shall complete construction of said improvements to the Premises not later than November 15, 1996 (the date the Improvements are actually completed, whether such date is before or after November 15, 1996, shall be referred to herein as the "Construction Completion Date"). Any portion of said Construction Allowance which has not been expended, or committed to be expended, by the Construction Completion Date shall not carry over thereafter and shall no longer be available for improvements to the Premises. The actual amount of the Construction Allowance shall be the lesser of $600,000.00 or such sum as has been expended, or committed to be expended, on the Construction Completion Date. Lessee shall not be required to remove any of the Improvements upon expiration or earlier termination of the Lease.

              52.2 CONDITION OF PREMISES. Lessor shall deliver the Premises to Lessee with all building systems in proper working order, ready for construction of the Improvements by Lessee in accordance with the space plan attached hereto as Exhibit "B.". Lessor shall be responsible for the costs of any Americans with Disability Act ("ADA") modifications, and roof and building system repairs necessary to bring the Premises in compliance with all applicable codes as of the Construction Completion Date. The costs to comply with any ADA requirements in connection with any and all other or additional improvements to be constructed by Lessee shall be paid solely and entirely by Lessee, which costs may not be paid by Lessee from the Construction Allowance.
Notwithstanding anything to the contrary set forth at Sections 7.1 and 7.2 of the Lease, Lessor shall be responsible for the maintenance of the basic building systems (i.e., the HVAC, the electrical and fire safety system, and plumbing) for the first (1st year) of the Lease Term, (ii) Lessee shall at all timers thereafter be responsible for all such basic building systems. Lessor shall assign any applicable contractor warranties in connection therewith. Not withstanding anything to the contrary set forth at Sections 7.1 and 7.2 of the Lease, Lessor shall also be responsible for the structural integrity of the exterior walls and the foundation of the Premises for the entire Lease Term, and shall be responsible for the maintenance and repair of the roof structure and roof membrane of the Premises for the first year of the Lease Term only, after which time Lessee shall have the sole responsibility for such maintenance and repair. In the event the roof must be replaced at any time after the first year of the Lease Term, Lessee shall only be responsible for its pro rata share of the cost thereof, not to exceed the sum of $60,000, based upon the remaining Lease Term (and option period, if exercised) and assuming a 15-year life for the roof. In the event that the original Lease Term has not expired as of the date that the roof must be replaced (and the option term was therefore not included in determining Lessee's pro rata share of the cost thereof), and Lessee shall thereafter exercise said option, the additional pro rata share of the cost of the roof replacement, determined in the manner set forth above, but including the option period, shall be due and payable in full not later than the first day of the option period. Said $60,000 limitation shall not apply to any non-capital expenses (determined in accordance with generally accepted accounting principles) associated with roof repair. Lessee acknowledges and agrees that it shall be responsible for its pro rata share of the costs of maintaining and repairing common areas of the property of which the Premises are a part, including without limitation parking areas, access drives, landscaping, lighting, project signs, insurance premiums for common area, reserves for repairs and replacements, including painting of the Premises, and similar items ("Common Area Expenses"), for which Lessee shall pay monthly, at the same time as Base Rent is due and payable. Lessee's pro rata share shall be that percentage of such Common Area Expenses as is equal to the percentage of the square footage of the Building of which the Premises are a part (i.e., 70,205 square feet) of the total square footage of all buildings in the project (i.e., 408,502 square feet). Lessor shall deliver to Lessee within 120 days after the expiration of each calendar year a reasonably detailed statement showing Lessee's share of such Common Area Expenses incurred during the preceding year. If Lessee's payments under this Paragraph during said preceding year exceed Lessee's pro rata share as indicated on said statement, Lessee shall be credited the amount of such over-payment against Lessee's share of Common Area Expenses next becoming due. If Lessee's payments under this Paragraph during said preceding year were less than Lessee's share thereof as indicated on said statement, Lessee shall pay the Lessor the amount of the deficiency within ten
(10) days after delivery by Lessor to Lessee of said statement. Lessee shall have the right, at Lessee's sole cost and expense, to audit such annual detailed statement of Common Area Expenses, and all other items for which Lessee is obligated to reimburse Lessor, including without limitation real property taxes and insurance, at any time within six months following receipt thereof by Lessee. If changes in environmental laws hereafter require a capital expenditure with respect to any of the building systems, Lessee shall only be responsible for its pro rata share of the cost thereof based upon the remaining Lease Term (and option period, if exercised) and assuming a 15-year life for the replaced building system. In the event that the original Lease Term has not expired as of the date that the building system must be replaced (and the option term was therefore not included in determining Lessee's pro rata share of the cost thereof), and Lessee shall thereafter exercise said option, the additional pro rata share of the cost of the building system replacement, determined in the manner set forth above, but including the option period, shall be due and payable in full not later than the first day of the option period.

         53. SIGNS. All signs proposed to be placed on the Premises by Lessee shall be subject to all requirements of applicable governmental authorities and covenants, conditions, and restrictions of record. Lessee shall have no right to maintain Lessee identification signs in any other location in, on or about the Premises and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Premises. The cost of the sign(s), including the installation, maintenance and removal thereof shall be at Lessee's sole cost and expense. If Lessee fails to maintain its sign(s), if Lessee fails to remove same upon termination of this Lease and repair any damage caused by such removal , Lessor may do so at Lessee's expense. Lessee shall reimburse Lessor for all costs incurred by

Lessor to effect such removal, which amounts shall be deemed Additional Rent.

         54.  ASSIGNMENT AND SUBLETTING.

              54.1 CONSENT REQUIRED. Lessee shall not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, assign, transfer, convey, mortgage, pledge, hypothecate or encumber this Lease or any interest herein, sublease the Premises or any part thereof or any right or privilege appurtenant thereto, or permit the use or occupancy of the Premises by any other person other than Lessee and Lessee's representatives and invitees. Each of the foregoing acts, transactions and events are sometimes referred to herein as a "Transfer." The person in whose favor such Transfer is made is sometimes referred to herein as a "Transferee." If Lessee shall complete any Transfer without such consent the Transfer shall be void and shall constitute a material default and breach of this Lease by Lessee. This Lease or any interest herein shall not be assignable or otherwise transferable by operation of law, as to the interest of Lessee, without the prior written consent of Lessor and any such assignment or other Transfer shall be void and shall be a material default and breach of the Lease by Lessee.

              54.2 REQUEST FOR TRANSFER. If at any time during the Lease Term, or any extension thereof, Lessee desires the consent of the Lessor to a Transfer of this Lease, Lessee's request to Lessor for such consent shall be in writing and shall include the information and documents described below, hereinafter referred to as "Lessee's Request for Transfer". Lessee agrees to pay Lessor, as Additional Rent, all expenses reasonably incurred by Lessor in reviewing any information in order to determine whether consent to a requested Transfer should be given (whether or not such consent is given) in an amount not to exceed $500.00, including, but not limited to, costs and expenses incurred for credit investigations, reasonable attorneys' fees and the costs of preparation of any necessary documents. The information and documents to be included with Lessee's Request for Transfer are as follows:

                   (a) A statement that Lessee requests consent to the proposed Transfer and the type of Transfer proposed;

                   (b)  The name of the proposed Transferee;

                   (c) The nature of the use or business to be carried on in the Premises by the proposed Transferee;

                   (d) A description of the area of the Premises to be covered by the Transfer;

                   (e) The terms and provisions of the proposed Transfer including a copy of the proposed document of Transfer and any other agreements to be entered into concurrently therewith;

                   (f) Such financial information as Lessor may reasonably request concerning the proposed Transferee; and

                   (g) To the extent that the proposed Transfer is other than an assignment or sublease, the information described in (a) through (f) above shall be modified to correspond to the type of Transfer for which consent is requested.

              54.3 LESSOR'S OPTION. Within twenty (20) days after Lessor's receipt of Lessee's Request for Transfer, Lessor may, in its sole discretion, exercise any one of the options described below by providing written notice to Lessee of Lessor's election. If for any reason, Lessor fails to give Lessee written notice of Lessor's election as authorized by this subparagraph 54.3 within the said twenty (20) day period, Lessor shall be deemed to have elected to consent to the Transfer. The options available to Lessor are as follows:

                   (a) Consent to the requested Transfer (subject in all circumstances to the provisions of subparagraph 54.5, whether or not so expressly stated in the Notice to Lessee setting forth such consent); or

                   (b)  Withhold consent to the requested Transfer.

              54.4 LESSOR ENTITLED TO WITHHOLD CONSENT TO TRANSFER IN ITS REASONABLE DISCRETION. Lessor shall not unreasonably withhold its consent to any Transfer.

              54.5 CONSENT GIVEN. Should Lessor consent to a Transfer, Lessor may impose upon such Transfer all such reasonable conditions as Lessor may desire, i.e., the following conditions:

                   (a) Lessee completing the negotiations for a valid and bona fide Transfer to the Transferee identified in Lessee's Request for Transfer within sixty (60) days after the date of Lessor's consent and such Transfer being in accordance with all the terms and provisions contained in Lessee's Request for Transfer. If for any reason this condition fails, any consent given by Lessor shall be deemed of no force and effect and Lessee shall be required to again comply with all conditions of this Paragraph 58 as if no consent had been given.

                   (b) Lessee delivering to Lessor, prior to the earlier of the date the Transfer occurs or the date the Transferee takes possession of the Premises or any part thereof, executed originals of the document of transfer and any other agreement entered into in connection with such Transfer. If the Transfer is by way of assignment, the form of assignment shall expressly state that the Transferee assumes all of Lessee's obligations under this Lease. If the Transfer is by way of sublease, the sublease shall expressly state that: It is subject to the provisions of this Lease; it does not extend beyond the Termination Date; the sublessee's right to transfer its interest in the sublease is subject to Lessor's rights under this Paragraph 54.

                   (c) Lessee paying to Lessor as Additional Rent under this Lease, without affecting or reducing any other obligations of Lessee under this Lease, fifty percent (50%) of any sums of money or other economic consideration (in excess of amounts due under the Lease) received by Lessee or to be received by Lessee as result of such Transfer (but not any loan proceeds if the Transfer is a bona fide loan), including, but not limited to: Bonuses, key money or the like; any payment made to Lessee by the Transferee, however denominated,; and, if the Transfer is a subletting, all rentals, whether so denominated or not under the sublease, which exceed in the aggregate sums Lessee is to pay under this Lease. All sums due Lessor pursuant to this subparagraph 54.5(c) shall, provided the Transfer is a subletting, be prorated if the sublease covers less than all of the Premises Area according to the ratio that the Premises area transferred bears to the total Premises area. Notwithstanding the foregoing, Lessee shall be entitled to deduct from such amounts payable to Lessor pursuant to this Section such reasonable costs and expenses as Lessee actually incurs in obtaining a Transferee, i.e., commissions paid to brokers in connection with such transfer, advertising costs paid by Lessee in connection with such Transfer, the cost of any improvements made by Lessee, of its cost, for the Transferee, and similar items. Lessee shall be obligated, however, to provide evidence to Lessor substantiating such costs and expenses to Lessor's reasonable satisfaction.

              54.6 TRANSFER TO A RELATED PARTY. Notwithstanding the provisions of subparagraph 54.1, Lessee shall have the right without the consent of Lessor but upon written notice to Lessor, to assign this Lease, or to sublease the Premises or a portion thereof, to the following individuals and/or entities and upon the following conditions:

                   (a) To a general or limited partnership, if Lessee is a general partner and owns not less than fifty-one percent (51%) of the beneficial or ownership interests in the partnership and the partnership executes an agreement in the form required by the Lessor assuming Lessee's obligations under this Lease; and

                   (b) To a corporation, if Lessee (or a corporation which owns all of the outstanding stock of Lessee) owns at least fifty-one percent (51%) of the outstanding capital stock of the corporation and the transferee corporation executes an agreement in the form required by Lessor assuming Lessee's obligations under this Lease.

                   (c) to any person or entity that acquires all or substantially all of Lessee's assets or capital stock; and

                   (d) To any entity with which Lessee merges, regardless of whether Lessee is the Surviving entity.

    So long as Lessee is a public company (or in the event of an initial public offering if Lessee is not a public company), an assignment or sublet shall not include, and Lessor's consent shall not be required for (i) any initial or subsequent public offering by Lessee, or (ii) any sale or transfer of capital stock of Lessee, or (iii) the sale or transfer of Lessee's stock to take Lessee private.

              54.7 NO RELEASE OF LIABILITY. No Transfer shall release Lessee of its obligations to pay the Rent and to perform all the other obligations to be performed by Lessee under this Lease. The acceptance of Rent by Lessor from any person shall not be deemed to be the waiver by Lessor of any provision of this Lease or to be a consent to any assignment or subletting. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. In the event of default by a Transferee in the performance of any of the terms of this Lease, Lessor may proceed directly against Lessee without the necessity of exhausting its remedies against the Transferee. If Lessee enters into a sublease, with or without Lessor's consent, Lessee shall be deemed to have immediately and irrevocably assigned to Lessor, as security for Lessee's obligations under this Lease, all subrent or other sums due to Lessee under the sublease, and Lessor, as assignee and as attorney-in-fact for Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such subrent or other sums due and apply it towards Lessee's obligations under this Lease, except, that, until the occurrence of an act of default by Lessee, Lessee shall have the right to collect such subrent or other sums due. Lessor may, as a condition to Lessor's consent to any proposed sublease, require Lessee and the proposed sublessee to enter into an agreement with Lessor whereby the proposed sublessee agrees: To pay subrent or all other sums due directly to Lessor upon notice from Lessor of Lessee's default; not to pay subrent more than one month in advance, and, notwithstanding Lessor's receipt of subrent or other sums due, Lessor shall not be liable to the proposed sublessee for anything under the sublease or under this Lease and Lessor may pursue any remedy available to it under this Lease.

         55. LESSEE STATEMENT. Lessee shall within ten (10) business days following written request by Lessor execute and deliver to Lessor any documents, including estoppel certificates, in a mutually acceptable form prepared by Lessor which shall provide the following information:

              (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any;

              (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor or stating the nature of any uncured defaults;

              (c) certifying the current Rent amount and the amount and form of Security Deposit on deposit with Lessor; and

              (d) certifying to such other information as Lessor, Lessor's agents, mortgagees, prospective mortgagees and purchasers may reasonably request.

Lessee's failure to deliver an estoppel certificate within ten (10) business days after delivery of Lessor's written request therefor shall be conclusive upon Lessee:

              (a) that this Lease is in full force and effect, without modification except as may be represented by Lessor;

              (b) that there are now no uncured defaults in Lessor's performance;

              (c) that not more than one (1) month's Rent has been paid in advance; and

              (d) that the other information requested by Lessor is correct as stated in the form presented by Lessor.

         56. FINANCIAL INFORMATION. In addition to its obligations under Paragraph 55, Lessee shall, upon Lessor's request, deliver to Lessor the current financial statements of Lessee, and financial statements of the two (2) years prior to the current financial statement's year, certified to be true, accurate and completed by the chief financial officer of Lessee, including a balance sheet and profit and loss statement for the most recent prior year, which statements shall be prepared on an accrual basis and accurately and completely reflect the financial condition of Lessee. Lessor agrees that it will keep such financial statements confidential, except that Lessor shall have the right to deliver the same to any proposed purchaser of the Premises, or any portion thereof and to the mortgagees or beneficiaries of Lessor or such purchaser, provided that such parties agree in writing to keep such statements confidential. Lessor acknowledges and agrees that Lessee shall have satisfied its obligations set forth in this Paragraph 56 upon delivery to Lessor of the most recently filed annual (Form 10-K) and quarterly(Form 10-Q) reports required to be filed by Lessee under applicable federal securities laws.

         57. LESSEE'S REMEDIES. The obligations of Lessor do not constitute the personal obligation of the individual partners, trustees, directors, officers or shareholders of Lessor or its constituent partners. If Lessor shall fail to perform any covenant, term or condition of this Lease upon Lessor's part to be performed, Lessee shall be required to deliver to Lessor written notice of the same. If, as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Lessor in the project of which the Premises are a part and out of Rent or other income from such property receivable by Lessor or out of consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title or interest in the project of which the Premises are a part, and no action for any deficiency may be sought or obtained by Lessee.

         58. EXTENSION OPTION. Lessee is given the option to extend the Term of this Lease on all of the terms and conditions of this Lease, except for rent, for one five (5) year period (the "extended term") following the expiration of the initial Term, by the giving of notice of the exercise of the option (the "option notice") to Lessor at least six (6) months, but not more than nine (9) months, before the expiration of the original term. Notwithstanding the above, Lessee shall have no extension option if Lessee is in material default on the date of giving the option notice, in which event the option notice shall be totally ineffective, or if Lessee is in material default on the date the extended term is to commence, in which event, at the election of Lessor, the extended term shall not commence and this Lease shall expire at the end of the then effective term. The option granted to Lessee hereby may not be separated from this Lease in any manner, by reservation or otherwise.

    Base Rent for the first year of the option period shall be at ninety five percent (95%) of the prevailing market rental rate in the area determined in the manner described below, but in no event less than the Base Rent in effect at the expiration of the original Lease Term.

    The parties shall have thirty (30) days after Lessor receives the option notice in which to agree on monthly Base Rent for the first year of the extended term. If the parties are unable to agree on the minimum monthly Base Rent within that period, then within ten (10) days after the expiration of that period, each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years' full-time real estate appraisal experience in the area in which the Premises are located to appraise the Premises and set the prevailing market rental rate for the Premises as the monthly Base Rent. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set monthly Base Rent for the first year of the extended term. If they are unable to agree within thirty (30) days after the second appraiser is appointed, they shall attempt to appoint a third appraiser meeting the qualifications set forth above within ten
(10) days after the last day the two appraisers are given to set the Base Rent. If they are unable to agree on a third appraiser, either of the parties to this Lease by giving five (5) days notice to the other party may apply to the presiding judge of the Superior Court of Orange County for the appointment of a third appraiser who meets the qualifications set forth above. Each of the parties shall bear one half of the cost of the third appraiser and all of the cost of the appraiser appointed by said party.

    Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the monthly Base Rent for the first month of the extended term. If a majority of the appraisers are unable to set the Base Rent within said 30-day period, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the Base Rent for the first year of the extended term. However, if the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the average of the remaining two appraisals shall be the new monthly Base Rent. If both the low and high appraisal are disregarded, the middle appraisal shall be the monthly Base Rent for the first year of the extended term.

    After the new monthly Base Rent has been set for the first year of the extended term, the appraisers shall immediately notify the parties. If the

Lessee objects to the new monthly Base Rent, Lessee shall have the option to have this Lease expire at the end of the existing term, provided that Lessee pays all costs incurred in connection with the appraisal procedure. Lessee's election to allow this Lease to terminate at the end of the existing term must be exercised within ten (10) days after receipt of notice from the appraisers of the new monthly Base Rent. If Lessee does not exercise this election within said 10-day period, the term of this Lease shall be extended as provided in this paragraph.

    Base Rent during said option period shall be adjusted on the first day of the twenty-fifth (25th) calendar month and on the first day of the forty-ninth
(49th) month following the commencement thereof (each an "Adjustment Date") to reflect any increases in the Index between (i) as to the first Adjustment Date, the last day of the month of the original Lease Term and the last day of the month immediately preceding the Adjustment Date, and (ii) as to the second Adjustment Date, the last day of the month immediately preceding the first Adjustment Date and the last day of the month immediately preceding the second Adjustment Date.

         59. ENVIRONMENTAL QUESTIONNAIRE; DISCLOSURE. Prior to the execution of this Lease, Lessee shall complete, execute and deliver to Lessor an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of Exhibit "C", and Lessee shall certify to Lessor all information contained in the Environmental Questionnaire as true and correct to the best of Lessee's knowledge and belief. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Lessor shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Lessee shall disclose to Lessor upon request, in writing the names and amounts of all Hazardous Substances, or any combination thereof, which were stored, generated, used or disposed of on, under or about the Premises for the 12-month period prior to and after each Disclosure Date, or which Lessee intends to store, generate, use or dispose of on, under or about the Premises. At Lessor's option, Lessee's disclosure obligations under this paragraph 59 shall include a requirement that Lessee annually update, execute and deliver to Lessor the Environmental Questionnaire, as the same may be modified by Lessor from time to time.

         60.  HAZARDOUS SUBSTANCES.

    (a) The term "Hazardous Substance(s)" as used in the Lease, is defined as follows: Any element, compound, mixture, solution, particle or substance, which presents danger or potential danger for damage or injury to health, welfare or to the environment including but not limited to:

    (i) Those substances which are inherently or potentially radioactive, explosive, ignitable, corrosive, reactive, carcinogenic or toxic and

    (ii) those substances which have been recognized as dangerous or potentially dangerous to health, welfare or to the environment by any federal, municipal, state, county or other governmental or quasi-governmental authority and/or any department or agency thereof.

    (b) Tenant represents and warrants to Landlord that at all times during the term of this Lease and any extensions or renewals thereof, Tenant shall:

    (i) obtain Landlord's prior written consent, which consent shall be granted or withheld in Landlord's sole discretion, to the manufacturing, processing, distributing, using, producing, treating, storing,(above or below ground level), disposing of, or allowing to be present (the "Presence") of any Hazardous Substance in or about the Premises. In connection with each such consent requested by Tenant, Tenant shall submit to Landlord a description, including the composition, quantity and all other information requested by Landlord concerning the proposed Presence of any Hazardous Substance.
Landlord's consent to the Presence of any Hazardous Substance may be deemed given only by inclusion of a description of the composition and quantity of the proposed Hazardous Substance on the Environmental Questionnaire and Disclosure Statement attached as Exhibit "C" to this Lease. Any Hazardous Substance which Landlord has agreed to the Presence thereof shall be deemed to be an Allowed Substance for purposes of this Article. Landlord's consent to the Presence of any Hazardous Substance at ant time during the Lease term or any renewal thereof shall not waive the requirement of obtaining Landlord's consent to the subsequent Presence of any other, or increased quantities of any Hazardous Substance, such consent shall be deemed given only by amendment of Exhibit "C" to this Lease;

    (ii) refrain from (and prohibit others from) allowing the Presence of any Hazardous Substance in or about the Premises which is not an Allowed Substance;

    (iii) promptly comply at Tenant's own cost and expense with all laws, orders, rules, regulations, certificates of occupancy, or other requirements, as the same now exist or hereafter may be enacted, amended, or promulgated, of any federal, state, county, municipal, or other governmental or quasi-governmental authorities and/or any department or agency thereof relating to the Presence of Hazardous Substances in or about the Premises, whether or not such substances are Allowed Substances.

    (iv) at all times conduct, or caused to be conducted, maintenance on the HVAC system equipment at the Premises in accordance with the requirements of all applicable federal, state, and local laws and regulations. In the event of a leak or other contamination of any Hazardous Substance from the HVAC system, Tenant shall promptly repair such leak or other source of contamination from the HVAC system in accordance with the requirements of such federal, state and local laws and regulations, and in the time period required thereby.

    (v) indemnify and hold Landlord, its agents and employees, harmless from any and all demands, claims, causes of action, penalties, liabilities, judgments, damages (including consequential damages) and expenses including without limitation, court costs and reasonable attorney's fees incurred by Landlord as a result of (a) Tenant's failure or delay in complying, to Landlord's reasonable satisfaction, with the provisions of sections (b) (i) and
(ii), above; Tenant's failure or delay in properly with such law, order, rule, regulation, certificate of occupancy or other requirement referred to in subsections (b) (iii) and (iv), above, or (c) any adverse effect which results from the presence of any Hazardous Substance in or about the Premises, whether or not such Hazardous Substance is an allowed substance.. If any action or proceeding is brought against Landlord, Landlord's agents or employees by reason of any such claim, Tenant, upon notice from Landlord, will defend such claim at Tenant's expense with counsel satisfactory to Landlord. This indemnification by Tenant of Landlord shall survive the termination of the Lease;

    (vi) promptly disclose to Landlord by delivering, in the manner prescribed for delivery of notice in the Lease, a copy of any forms, submissions, notices, reports or other written documentation (Communications) relating to the presence of any Hazardous Substance in or about the Premises, whether such Communications are delivered to Tenant or are requested of Tenant by any federal, municipal, state, county or other government or quasi-governmental authority and/or any department or agency thereof;

    (vii) notwithstanding any other provisions of this Lease, (a) allow Landlord, and Landlord's Agents, access and the right to enter and inspect the Premises for the presence of any Hazardous Substance, whether or not such Hazardous Substance is an Allowed Substance, at any time deemed reasonable by Landlord, upon prior notice to Tenant, and (b) in the event a release of Hazardous Substances occurs on or affects the Premises, Tenant shall permit

Landlord or Landlord's Agents to enter the Premises at any time, without prior notice, to inspect, monitor, take emergency or long term remedial action, discharge Tenant's obligations hereunder if Tenant has failed to do so, or take any other action to restore the Premises to its original condition.

    (viii) compliance by Tenant with any provision of this Paragraph 60 shall not be deemed a waiver of any other provision hereof. Without limiting the foregoing, Landlord's consent to the presence of any Hazardous Substance shall not relieve Tenant of its indemnity obligations under the terms of this Paragraph 60.

Notwithstanding anything to the contrary set forth in the Paragraph 60, or any other provision in this Addendum or the Lease, Lessee shall not have any responsibility or liability for (i) existing violations of any Applicable Law relating to the Premises, the Building, or the Land (the Premises, the Building and the Land shall be collectively referred to herein as the "Property") as of the date Lessee takes possession of the Premises, including, but not limited to, violations of any building codes, laws relating to Hazardous Substances, and the Americans with Disabilities Act of 1990, as amended from time to time, and any similar or successor federal, state, or local laws (collectively, the "ADA") (all of the foregoing laws are included within the term "Applicable Laws"), (ii) any Hazardous Substances present in, on, under or about any part of the Property as of the date Lessee takes possession of the Premises, or that were or are brought into, onto, about, or under any part of the Property after the date Lessee takes possession of the Premises, except for Hazardous Substances brought onto the Property by Lessee or Lessee's agents, employees, contractors, or invitees, or (iii) without limiting the generality of subparts (i) and (ii) above, the cleanup, remediation, or removal of any Hazardous Substances present in, on, under or about any part of the Property as of the date Lessee takes possession of the Premises, or that were or are brought into, onto, bout, or under any part of the Property after the date Lessee takes possession of the Premises, except for Hazardous Substances brought onto the Property by Lessee or Lessee's agents, employees, contractors, or invitees..

         61.  LEGAL ACTIONS.   If the presence of any Hazardous Substances on,
under or about the Premises caused or permitted by Lessee, its agents, employees, contractors or invitees, results in (i) injury to any person, or (ii) injury to or any contamination of the Premises, Lessee, at its sole cost and expense, shall promptly take all actions necessary to return the Premises to the condition existing prior to the introduction of such Hazardous Substances to the Premises and to remedy or repair any such injury of contamination. Notwithstanding the foregoing, Lessee shall not, without Lessor's prior written consent, take any remedial action in response to the presence of any Hazardous Substances on, under or about the Premises, or enter into any settlement agreement, consent decree or other compromise with any governmental agency with respect to any Hazardous Substances claims concerning the Premises; provided, however, Lessor's prior written consent shall not be necessary in the event that the presence of Hazardous Substances on, under or about the Premises (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not practicable to obtain Lessor's consent before taking such action.

         62. ADDITIONAL BUILDING SPACE OPTION. Lessor agrees that during the entire Lease Term, and any extension thereof, Lessor shall not lease or otherwise permit the occupancy of the remaining 20,000 square feet of the building ("Additional' Space") of which the Premises are a part. During the entire Lease Term, and any extension thereof, Lessee shall have the option to lease the Additional Space at a Base Rate of $0.50 per square foot, NNN, together with such increase in said $0.50 per square foot determined as of the date of occupancy thereof by reference to the Base Rent adjustment formula set forth at Paragraph 50.2 0f this Lease Addendum. In the event that Lessee shall elect to exercise this option, Lessor and Lessee shall enter into an amendment to this Lease to incorporate said Additional Space. Notwithstanding the above, Lessee shall have no Additional Space option if Lessee is in material default on the date of giving the option notice, in which event the option notice shall be totally ineffective. The option granted to Lessee hereby may not be separated from this Lease in any manner, by reservation or otherwise.

         63. REAL PROPERTY TAXES. Notwithstanding anything to the contrary set forth at Section 10 of the Lease, Lessee shall not be responsible to pay any increase in Real Property Taxes caused by a transfer or other change in ownership of the Premises during the first (1st) three (3) years of the Lease Term, and shall be responsible to pay only fifty percent (50%) of any such increase in Real Property Taxes caused by a transfer or other change in ownership of the Premises during the fourth (4th) or fifth (5th) year of the Lease Term. Lessee shall be fully responsible for any increase in Real Property Taxes caused by a transfer or other change in ownership of the Premises occurring after the fifth (5th) year of the Lease Term.

         64. NON-DISTURBANCE AND ATTORNMENT. At such time during the Lease Term as Lessor shall elect to encumber the Premises with a deed of trust, mortgage, or other form of security agreement, Lessor shall cause such trust deed beneficiary or mortgagee to make an enter into a form of Non-Disturbance and Attornment Agreement with Lessee in a commercially reasonable form reasonable acceptable to Lessee and such beneficiary or mortgagee.

         65. EARLY OCCUPANCY. Lessee shall be entitled to enter and occupy the Premises prior to the commencement of the Lease Term for the sole purpose of constructing the Improvements and installing its equipment, furniture, fixtures and related cabling. Such early occupancy shall be subject to all of the terms and provisions of this Lease other than the payment of Rent and Real Property Taxes.

         66.  NO RECORDATION.  This Lease shall not be recorded.

         67. FORCE MAJEURE. If either Lessor or Lessee cannot perform any of its obligations (other than Lessee's obligation to pay Rent hereunder) due to events beyond such party's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

         68. RELATIONSHIP OF PARTIES. Neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee, other than the relationship of Lessor and Lessee.

         69. SINGULAR AND PLURAL. When required by the context of this Lease, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the feminine and neuter gender.

         70. CAPTIONS. The captions and titles of the Articles and Paragraphs, are for convenience only and do not in any way define, limit or construe the content of such Articles or Paragraphs and shall have not effect on their interpretation.

_        71.  NO OFFER TO LEASE.  The submission of this Lease to Lessee by
Lessor, its agent and/or real estate broker is solely for the purpose of examination and negotiations and does not constitute an offer to lease, a reservation of, or option for the Premises. If this Lease is acceptable to Lessee, it should be executed and delivered to Lessor and shall thereafter be deemed an offer by Lessee to lease the Premises upon the terms and conditions in this Lease. Lessor shall not be bound by the terms and conditions of this Lease until Lessor has fully executed and delivered this Lease to Lessee.

         72.  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE.   Subject to all
provisions contained in Sections 30.1, 30.2, 30.3 and 30.4 of the Lease, Lessor shall request that any mortgagee or other lienholder with respect to the Premises execute, a non-disturbance agreement which provides that Lessee's possession of the Premises and Lessee's rights and privileges under the Lease, and any extensions or renewals thereof, shall not be diminished or interfered with by such mortgagee or other lienholder in the exercise of any of such party's rights.

         73. INTERRUPTION OF SERVICES. Lessor and Lessee acknowledge that any services Lessor or others supply to the Premises, and access to the Premises through the Common Areas, may be interrupted because of accidents, repairs, alterations, improvements, force majeure or any other reason beyond the reasonable control of Lessor. If any essential services (including, without limitation, access, electricity and water) supplied to the Premises are interrupted, and such interruption does not result from the negligence or willful misconduct of Lessee and is the result of gross negligence or willful misconduct on the part of Lessor, Lessee shall be entitled to an abatement of rent proportional to the degree to which Lessee's use of the Premises is impaired beginning on the first business day of the interruption. The abatement shall end when the services are restored.

         74. LIMITATION ON INDEMNITY. As set forth in Section 8.7 of the Lease and notwithstanding anything to the contrary set forth in this Lease, Lessee shall not be required to indemnify Lessor for damage, claims, costs or expenses arising from the gross negligence or willful misconduct of Lessor, its employees or agents.

         75. LESSOR'S INDEMNITY. Except for Lessee's negligence and or breach of express warranty, Lessor shall indemnify, protect, defend and hold harmless Lessee from and against any and all Claims arising (i) out of willful misconduct or gross negligence of Lessor, its agents or employees, (ii) out of any default by Lessor in the performance in a timely manner of any obligation on Lessor's part to be performed under this Lease, or (iii) the presence, release, discharge, spill, removal, remediation, use, storage, disposal, transportation or existence of any Hazardous Substances to, from, in, on, under, or about any part of the Property brought onto the Property by Lessor, or Lessor's, agents, employees, contractors, or invitees. Lessor's indemnity obligations set forth in this Paragraph shall survive the expiration or earlier termination of this Lease and the transfer of all or any portion of the Property by Lessor. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not litigated and or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessee by reason of any of the foregoing matters, Lessor upon notice from Lessee shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee and Lessee shall cooperate with Lessor in such defense. Lessee need not have first paid any claim in order to be so indemnified.

         76.  CERTAIN REPRESENTATIONS AND WARRANTIES OF LESSOR.
Notwithstanding anything in this Lease to the contrary, Lessor represents and warrants to Lessee, that (i) there are no liens, encumbrances, leases, mortgages, deeds of trust or other matters encumbering or affecting Lessor's right, title or interest in or to the Premises that will materially and adversely affect Lessee's quite use and enjoyment of the Premises for which a non-disturbance agreement has not been obtained, (ii) to Lessor's best knowledge, the Premises and all improvements thereto are in compliance with Applicable Laws and private use covenants, conditions, and restrictions, (iii) to Lessor's best knowledge (without having conducting any investigation with respect thereto), except as disclosed in that certain Environmental Assessment O'Donnell Business Complex, Irvine, California, dated July 14, 1994 (the "Environmental Assessment"), no underground or above-ground storage tanks or surface impoundments are located on or under any part of the Property or any adjacent property, (iv) except in compliance with Applicable Laws, and except as disclosed in the Environmental Report, neither Lessor, nor to Lessor's best knowledge (without having conducting any investigation with respect thereto), any prior owner, operator, tenant or occupant of any part of the Property or any adjacent property, has generated, used, treated, spilled, stored, transferred, disposed, released or caused a threatened release in, at, under, into, from, to or on any part of the Property of any Hazardous Substances, and (v) except as may be disclosed in the Environmental Report, Lessor has not received any notice or claim to the effect that either Lessor or any part of the Property or any adjacent property is or may be liable to any governmental authority or private party as a result of the release or threatened release of any Hazardous Substances.

         77. AMORTIZATION OF COSTS. All capital costs and expenses incurred by Lessee pursuant to this Lease for items whose useful life will exceed the then-remaining term of the Lease shall be shared by Lessee and Lessor so that Lessee pays only the total cost or expense multiplied by a fraction the numerator of which is the then-remaining term of the Lease and the denominator of which is the useful life of the item. In the event that the original Lease Term has not expired as of the date that a capital expenditure arises (and the option term was therefore not included in determining Lessee's pro rata share of the cost thereof), and Lessee shall thereafter exercise said option, the additional pro rata share of the cost of the capital item, determined in the manner set forth above, but including the option period, shall be due and payable in full not later than the first day of the option period.

         78. DAMAGE AND DESTRUCTION. Notwithstanding anything in this Lease to the contrary, if, within 120 days from receipt of building permits, Lessor does not make all repairs required by Paragraph 9 of the Lease and deliver possession of the Premises to Lessee in a condition reasonably acceptable to Lessee, then Lessee may terminate this Lease as of the date of the occurrence of the damage or destruction by giving Lessor written notice not later than 10 days following he expiration of said 120-day period. Lessor shall proceed diligently and in good faith to obtain all required building permits and to repair the Premises.

         79. INVESTIGATION INDEMNITY. In the event Lessor shall exercise its inspection and investigation rights pursuant to Paragraphs 6.4 and 9.7 of the Lease, Lessor shall defend (with counsel reasonably acceptable to Lessee), indemnify, and hold Lessee harmless from and against any and all claims, losses, harm, costs, liabilities, damages and expenses (including, but not limited to, attorneys' fees and court costs) arising, whether before or after the term of this Lease, out of or in connection with any such inspection or investigation. This indemnity obligation shall survive the expiration or earlier termination of this Lease and the transfer of the Premises by Lessor.



                                  THE NORTHWESTERN MUTUAL LIFE

                                  INSURANCE COMPANY, a Wisconsin
                                  corporation

                                  BY:
                                      ----------------------------------

                                       Robert M. Ralls, Assistant Regional
                                       Manager

                                  SYNC RESEARCH, INC., a Delaware
                                  corporation

                                  BY:
                                      -----------------------------------
                                       Name:
                                            -----------------------------
                                       Its:
                                            -----------------------------

                                      SPACE PLAN


                                [To be attached later]




                                     EXHIBIT "B"

                                    EXHIBIT "C"